UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 28, 2025

Scholar Rock Holding Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38501	82-3750435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Binney Street, 3rd Floor, Cambridge, MA 02142
(Address of Principal Executive Offices) (Zip Code)

(857) 259-3860

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SRRK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2025, Scholar Rock Holding Corporation and Scholar Rock, Inc. (collectively, the “Company”) announced the appointment of Lisa Wyman, as Chief Technical and Quality Officer of the Company, effective January 27, 2025 and a planned leadership transition. On January 28, 2025, Edward H. Myles, the Company’s Chief Operating Officer and Chief Financial Officer, entered into a Separation and Release Agreement (the “Separation Agreement”) with the Company pursuant to which Mr. Myles will serve as Chief Operating Officer and Chief Financial Officer through March 15, 2025, after which time, he will provide consulting services as a Senior Advisor to the Company through September 15, 2025.

Pursuant to the Separation Agreement, the Company will pay Mr. Myles (i) nine (9) months of Mr. Myles’ base salary, (ii) a bonus for the fiscal year ended December 31, 2024, (iii) a portion of $202,400 to be prorated based on the number of days Mr. Myles is employed by the Company in 2025, and (iv) nine (9) months of health benefits continuation, among other benefits.

The foregoing description of the Separation Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On January 29, 2025, the Company issued a press release announcing Ms. Wyman’s appointment as Chief Technical and Quality Officer and a planned leadership transition. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement and Release by and between Scholar Rock, Inc. and Edward H. Myles, dated January 28, 2025.
99.1	Press Release issued by Scholar Rock Holding Corporation dated January 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scholar Rock Holding Corporation

Date: January 29, 2025	By:	/s/ Junlin Ho
Junlin Ho
General Counsel & Corporate Secretary